UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 10, 2006

AMERICAN INDEPENDENCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY 10022		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 355-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

⁯Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

This information set forth under this Item 2.02 is intended to be furnished under this Item 2.02 "Results of Operations and Financial Condition." Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 10, 2006, American Independence Corp. issued a news release announcing net income for the 2006 first quarter.

Item 9.01 Financial Statements and Exhibit

(d)  Exhibits

Exhibit 99.1 News Release of American Independence Corp dated May 10, 2006 announces net income for the 2006 first quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

/s/ Teresa A. Herbert Teresa A. Herbert Vice President and Chief Financial Officer	Date:	May 10, 2006

Exhibit 99.1

AMERICAN INDEPENDENCE CORP. CONTACT: DAVID T. KETTIG
485 MADISON AVENUE (212) 355-4141 Ext. 3047
NEW YORK, NEW YORK 10022 dkettig@sslicny.com
NASDAQ – AMIC www.americanindependencecorp.com

NEWS RELEASE

NEWS RELEASE

AMERICAN INDEPENDENCE CORP. ANNOUNCES

NET INCOME FOR THE 2006 FIRST QUARTER

New York, New York, May 10, 2006.  American Independence Corp. (NASDAQ: AMIC) today reported net income of $.4 million ($.05 per share, diluted), net of a provision for income taxes of $.2 million, for the three months ended March 31, 2006 compared to $1.2 million ($.14 per share, diluted), net of a provision for income taxes of $.7 million for the three months ended March 31, 2005.  The decrease in income in the first quarter of 2006, as compared to the first quarter of 2005, is largely due to an increase in the loss ratio on the Company’s medical stop-loss business and a reduction in fee income due to lower premiums produced by our MGU’s and lower profit commissions due to higher loss ratios in previous years.  Revenues amounted to $19.4 million for the three months ended March 31, 2006, compared to revenues of $20.1 million for the three months ended March 31, 2005.  For as long as AMIC utilizes its net operating loss carryforwards, it will not pay any income taxes, except for Federal alternative minimum taxes and state income taxes.

On a non-GAAP basis, the Company's income from continuing operations excluding amortization and Federal income tax charge related to deferred taxes for the three months ended March 31, 2006 was $.7 million ($.08 per share, diluted) as compared to $2.0 million ($.24 per share, diluted) for the three months ended March 31, 2005.

Roy T.K. Thung, Chief Executive Officer, commented, "Our results continue to be adversely affected by the higher loss ratios on Medical Stop-Loss business, which caused (i) reduced underwriting profitability for Independence American, (ii) lower MGU fee income as a result of corrective underwriting actions that reduced medical stop-loss premiums and (iii) lower fee income from profit commissions for our MGUs.  Premiums, and the corresponding fee income, were reduced due to corrective underwriting actions taken in order to increase insurance company profitability.  On the brighter side, our current block of medical stop-loss is performing well due to business written in 2005 and 2006, which appears to be more profitable than that incepting in 2004.  In addition, Independence American has continued to ramp up its fully-insured medical segment, premiums from which will begin impacting the 2006 year, and are expected to have an even greater effect in 2007 and beyond.  Independence American has also secured a license in North Carolina, which is an important state because a substantial portion of the fully-insured medical business that Employers Direct Health ("EDH") will transfer to Independence American is produced in that state.  EDH has begun to submit to us medical stop-loss quotes and the bulk of all of its health business will be transferred in 2007.  Independence American is now licensed in 37 states and the District of Columbia, and we are optimistic that we can add additional state licenses this year, which will position us to continue to further expand our fully-insured health business."

The Company provides non-GAAP financial measures to complement its consolidated financial statements presented in accordance with GAAP.  These non-GAAP financial measures are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future.  Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses that, when excluded from the GAAP results, may provide additional understanding of the Company's core operating results or business performance.  However, these non-GAAP financial measures are not intended to supersede or replace the Company's GAAP results.  A reconciliation of the non-GAAP results to the GAAP results is provided in the "Reconciliation of GAAP Income from Continuing Operations to Non-GAAP Income from Continuing Operations” schedule below.  Operating results reported on a non-GAAP basis exclude non-cash charges related to the amortization of intangible assets recorded in purchase accounting and the Federal income tax charge related to deferred taxes.

AMIC is a holding company principally engaged in the employer Medical Stop-Loss and managed care insurance and reinsurance business through Independence American Insurance Company and its managing general underwriter division.

Some of the statements included herein may be considered to be forward looking statements that are subject to certain risks and uncertainties. Factors which could cause the actual results to differ materially from those suggested by such statements are described from time to time in AMIC’s filings with the Securities and Exchange Commission.

AMERICAN INDEPENDENCE CORP.

FIRST QUARTER REPORT

 (in Thousands Except Per Share Data)

	Three Months Ended
	March 31,
	2006	2005

Premiums earned	$16,011	$15,568
MGU fee income	2,639	3,855
Net Investment income	759	523
Net realized gains (losses)	(10)	43
Other income	4	73

Revenues	19,403	20,062

Insurance benefits, claims and reserves	10,965	10,065
Selling and general expenses	7,546	7,634
Amortization and depreciation	191	279
Other expenses	65	161

Expenses	18,767	18,139

Income from continuing operations before income tax	636	1,923
Provision for income tax	243	729

Income from continuing operations	393	1,194

Net Income	$393	$1,194

Basic Income Per Common Share:
Income from continuing operations	$.05	$.14

Net Income	$.05	$.14

Weighted average basic common shares	8,451	8,442

Diluted Income Per Common Share:
Income from continuing operations	$.05	$.14

Net Income	$.05	$.14

Weighted average diluted common shares	8,490	8,530

As of March 31 2006, there were 8,451,223 shares outstanding, net of treasury shares.

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP INCOME FROM CONTINUING OPERATIONS

(In Thousands Except Per Share Data)

	Three Months Ended
	March 31,
	2006	2005

Income from continuing operations	$393	$1,194
Amortization of intangible assets related to purchase
accounting	116	202
Federal income tax charge related to deferred taxes	201	616

Income from continuing operations excluding
amortization and Federal income tax charge	$710	$2,012

Non - GAAP Basic Income Per Common Share:
Income from continuing operations excluding
amortization and Federal income tax charge	$.08	$.24

Non - GAAP Diluted Income Per Common Share:
Income from continuing operations excluding
amortization and Federal income tax charge	$.08	$.24